UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15997	95-4783236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard, Suite 6000 West, Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 447-3870

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Entravision Communications Corporation (the “Company”) approved increases in the base salaries of each of Walter F. Ulloa, the Company’s Chairman and Chief Executive Officer, and Philip C. Wilkinson, the Company’s President and Chief Operating Officer, from $800,000 to $824,000, effective as of August 1, 2006. The employment agreements dated as of August 11, 2005 between the Company and each of Messrs. Ulloa and Wilkinson provide that each of Messrs. Ulloa’s and Wilkinson’s base salary shall be reviewed annually by the Committee and, in Committee’s discretion, the base salary may be increased for subsequent years of the term of the agreement. See Exhibit 10.1 for a description of the increase in Messrs. Ulloa’s and Wilkinson’s base salaries.

Also on September 28, 2006, the Committee approved awards of restricted stock units to employees of the Company, including executive officers, effective as of October 1, 2006. The restricted stock units were awarded under the Company’s 2004 Equity Incentive Plan, and each unit will entitle the recipient to receive one share of the Company’s Class A common stock for each restricted stock unit when the applicable vesting requirements are satisfied. The restricted stock units will vest in full on January 1, 2010, provided the recipient is employed by the Company on such date. A copy of the form Restricted Stock Unit Award that will be used to evidence the awards made to the executive officers is filed as Exhibits 10.2 to this Form 8-K. The executive officers who were awarded restricted stock units and the number of units awarded to each such officer are as follows:

Executive Officer	2006 Restricted Stock Unit Award
Walter F. Ulloa Chairman and Chief Executive Officer	35,000

Philip C. Wilkinson President and Chief Operating Officer	35,000

John F. DeLorenzo Chief Financial Officer	25,000

Jeffery A. Liberman President, Radio Division	20,000

Christopher T. Young President, Outdoor Division	15,000

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Description of Increase in Executive Officer Base Salaries

10.2	Form Restricted Stock Unit Award

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRAVISION COMMUNICATIONS CORPORATION

Date: October 3, 2006	By:	/s/ Walter F. Ulloa
Walter F. Ulloa Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Description of Increase in Executive Officer Base Salaries

10.2	Form Restricted Stock Unit Award